Exhibit 4.5

Property trust corporate seal mar. 11,1994 essex property trust, inc. By AUTHORIZED SIGNATURE THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Essex Property Trust, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.0001 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . ESSEX PROPERTY TRUST, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND President and Chief Executive Officer Executive Vice President and Chief Financial Officer 016570| 003590|127C|RESTRICTED||4|057-423 297178 10 5 <<Month Day, Year>> * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * NNNNN ZQ 000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000** Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares*** *000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares**** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares****0 00000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares****00 0000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares****000 000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares****0000 00**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares****00000 0**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000 **Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000* *Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000** Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**S

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. For value received, hereby sell, assign and transfer unto Shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the Corporation with full power of substitution in the premises. . ESSEX PROPERTY TRUST, INC. The Corporation will furnish to any stockholder on request and without charge a full statement of (a) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent. The shares of Common Stock represented by this certificate are subject to restrictions on transfer for the purpose of maintenance of the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may (1) Beneficially Own or Constructively Own shares of Equity Stock in excess of 6.0% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the value of the outstanding shares of Equity Stock of the Corporation unless such Person is a Qualified Trust (in which case such percentage is 9.9%) or an Existing Holder (in which case the Existing Holder Limit shall be applicable), (2) Beneficially Own shares of Equity Stock that would result in Beneficial Ownership of Equity Stock by fewer than 100 Persons, or (3) Beneficially Own Equity Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in violation of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation’s Charter, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the shares of Equity Stock represented hereby will be automatically exchanged for shares of Excess Stock which will be held in trust by the Trustee of a Trust for the exclusive benefit of the Charitable Beneficiary designated by the Board of Directors. The foregoing summary of the restrictions on transfer of shares of Common Stock is qualified in its entirety by reference to the Corporation’s Charter. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age) (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list.